Business Combinations	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Business Combinations
Note 2 — BUSINESS COMBINATIONS
On January 2, 2018, the Company completed the acquisition of IQAP Masterbatch Group S.L. (IQAP), an innovative provider of specialty colorants and additives based in Spain with customers primarily throughout Europe. Goodwill recognized as a result of this acquisition is not deductible for tax purposes. The results of IQAP are reported in the Color, Additives and Inks segment.
On May 31, 2018, the Company completed the acquisition of PlastiComp, Inc. (PlastiComp), who specializes in long-fiber reinforced thermoplastics. Goodwill recognized as a result of this acquisition is not deductible for tax purposes. The results of PlastiComp are reported in the Specialty Engineered Materials segment.
The combined total consideration of IQAP and PlastiComp of $118.5 million, net of cash acquired, is inclusive of contingent earn-out consideration for PlastiComp that will be finalized two years from the date of acquisition. The preliminary purchase price allocation for IQAP and PlastiComp resulted in intangible assets of $51.0 million, goodwill of $41.5 million, property, plant and equipment of $30.8 million, net working capital of $19.4 million, deferred tax liabilities of $13.1 million and other liabilities of $11.1 million. The total combined sales of IQAP and PlastiComp for the ended December 31, 2018 were $71.0 million.
The fair value of intangible assets acquired during the year ended December 31, 2018, including their estimated useful lives and valuation methodology are as follows:

(in millions)	Fair Value	Useful Life	Valuation Method
Customer relationships	$21.1	18	Multi-period excess earnings
Patents, technology and other	29.9	13 - 24	Relief-from-royalty method
Total	$51.0